UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
SUNRISE REALTY TRUST, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41971	93-3168928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-530-3315
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the consummation on November 5, 2026 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), by and among Sunrise Realty Trust, Inc. (the “Company”), Southern Realty Trust Inc. (“SRT”), Sunrise Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement, Sunrise Manager LLC, the external manager of the Company (“SUNS Manager”). Pursuant to the Merger Agreement, on the Closing Date, SRT merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. As contemplated by the Merger Agreement, the articles of merger with respect to the Merger were filed with the State Department of Assessments and Taxation of Maryland, and the Merger became effective at 1:30 p.m., Eastern Time, on November 5, 2026 (the “Effective Time”). The following events took place in connection with the consummation of the Merger.
Item 1.01    Entry into a Material Definitive Agreement.

Amended and Restated Management Agreement
At the Effective Time, the Company and SUNS Manager entered into an Amended and Restated Management Agreement (the “A&R Management Agreement”). The A&R Management Agreement supersedes and replaces the existing Management Agreement by and between the Company and SUNS Manager, dated February 22, 2024 (the “Existing Management Agreement”).
The A&R Management Agreement includes the following terms and provisions:
•reduces the incentive compensation hurdle rate from 2.0% per fiscal quarter and 8.0% per fiscal year under the Existing Management Agreement to 1.75% per fiscal quarter and 7.0% per fiscal year, respectively;
•reduces SUNS Manager’s incentive compensation from 20% to 17.5% of applicable Core Earnings (as defined therein) and revises the related catch-up threshold from 166 2/3% to 153.85% of the hurdle amount;
•removes Section 15 (internalization of the SUNS Manager);
•provides for an initial term of one year from the effective date of the A&R Management Agreement, after which the A&R Management Agreement will renew automatically for successive one-year periods unless earlier terminated or not renewed in accordance with its terms; and
•provides for a temporary reduction in the base management fee of $250,000 per quarter for each of the first four quarters following the effective date of the A&R Management Agreement, beginning with the first full fiscal quarter thereafter.
The foregoing description of the A&R Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Revolving Credit Facility
Additionally, on November 5, 2026, the Company entered into Amendment Number Eight to the Revolving Credit Facility (“Amendment Number Eight”), by and among the Company and certain subsidiaries, as borrowers, the lenders party thereto, and East West Bank, as administrative agent, which, among other things, in connection with the Merger and other transactions contemplated therein: (i) provided the administrative agent’s and lenders’ consent to the Merger and the other transactions contemplated therein; (ii) provided that certain assets owned prior to the Merger by Southern Realty Trust Holding LLC, a subsidiary of SRT, become eligible assets for inclusion in the borrowing base after the Merger; and (iii) required the Company to pay a one-time amendment fee.
The foregoing description of Amendment Number Eight does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment Number Eight, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.
On November 5, 2026, the Merger was completed pursuant to the terms of the Merger Agreement. At the Effective Time, each outstanding share of SRT common stock, par value $0.01 per share, was converted into the right to receive (i) 1.45 shares of Company common stock, par value $0.01 per share (the “SUNS Common Stock”), and (ii) from SUNS Manager, an amount in cash per share equal to $0.05. No fractional shares of SUNS Common Stock were issued in connection with the Merger. As a result, the Company issued 8,464,975 shares of SUNS Common Stock as consideration for the Merger resulting in 21,980,826 shares of SUNS Common Stock issued and outstanding as of the Effective Time.
The Merger Agreement and the transactions contemplated thereby, including the Merger, are described in greater detail in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 6, 2026 (the “Merger Agreement Signing Form 8-K”), which description is incorporated herein by reference. Such description and the foregoing description of the Merger Agreement do not purport to be complete and are qualified entirely by reference to the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to the Merger Agreement Signing Form 8-K and is incorporated herein by reference.
Item 3.02    Unregistered Sales of Equity Securities.
The information contained in Item 2.01 of this Current Report on Form 8-K regarding the issuance of SUNS Common Stock pursuant to the Merger Agreement as consideration for the Merger is incorporated by reference in this Item 3.02. The SUNS Common Stock issued pursuant to the Merger Agreement was issued in reliance on the exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01    Regulation FD Disclosure.
On November 5, 2026, the Company issued a press release regarding the closing of the Merger. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is to be considered “furnished” pursuant to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
In connection with the closing of the Merger, (i) the audited consolidated financial statements of SRT as of and for the years ended December 31, 2025 and 2024, together with the accompanying notes thereto and the reports thereon of CohnReznick LLP, are filed as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference; and (ii) the unaudited interim consolidated financial statements of SRT as of and for the three and six months ended June 30, 2026, together with the accompanying notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.
(b)    Pro Forma Financial Information.
In connection with the closing of the Merger, the unaudited pro forma condensed combined consolidated financial information of the Company as of June 30, 2026 and for the six months ended June 30, 2026 and for the year ended December 31, 2025 (the “unaudited pro forma financial information”), is filed as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference.
The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations or financial condition would have been had the Merger been completed on January 1, 2025 or June 30, 2026, nor is it necessarily indicative of the results of operations in future periods or the future financial condition of the combined entities following the closing of the Merger.

(d)Exhibits

Exhibit No.	Description
10.1	Amended and Restated Management Agreement, dated as of November 5, 2026.
10.2	Amendment Number Eight to Loan and Security Agreement, dated as of November 5, 2026, among Sunrise Realty Trust, Inc. and Sunrise Realty Trust Holdings I LLC, as borrowers, East West Bank, as administrative agent, sole book runner, co-syndication agent and co-documentation agent, East West Bank, City National Bank of Florida, EverBank, N.A. and Customers Bank, as joint lead arrangers, and the lenders party thereto.
23.1	Consent of CohnReznick LLP, Southern Realty Trust Inc.’s independent auditors
99.1	Press Release issued by Sunrise Realty Trust, Inc. on November 5, 2026.
99.2	Audited consolidated financial statements of Southern Realty Trust Inc. as of and for the year ended December 31, 2024 and the reports of CohnReznick LLP, independent auditors.
99.3	Audited consolidated financial statements of Southern Realty Trust Inc. as of and for the year ended December 31, 2025 and the reports of CohnReznick LLP, independent auditors.
99.4	Unaudited interim consolidated financial statements of Southern Realty Trust Inc. as of and for the three and six months ended June 30, 2026.
99.5	Unaudited pro forma condensed combined consolidated financial information of Sunrise Realty Trust, Inc. as of June 30, 2026 and for the six months ended June 30, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
Date: November 5, 2026